Balance Sheet Components - Activities of Allowance for Doubtful Accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Allowance for Doubtful Accounts Receivable [Roll Forward]
Beginning Balance	$ 10,352	$ 9,466	$ 6,640
Provision for allowance for doubtful accounts	8,260	5,037	7,093
Net write-offs	(2,521)	(3,438)	(3,825)
Impact of foreign currency exchange	(416)	(713)	(442)
Ending Balance	$ 15,675	$ 10,352	$ 9,466